Trade and Other Receivables - Schedule of Non-Current Trade and Other Receivables (Detail) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Disclosure of trade and other receivables [abstract]
Cash deposits for guarantees	$ 209	$ 200
Loans to customers	13	15
Deferred collection on disposals	11	11
Tax receivable, other than income tax	68	105
Trade and other receivables	533	537
Total, Non-Current	$ 834	$ 868	[1]

[1]	2016 as reported, adjusted to reflect the opening balance sheet adjustments related to the final allocation of the SAB purchase price to the individual assets acquired and liabilities assumed as required by IFRS 3 Business Combinations, which requires retrospective application of post-acquisition adjustments (see also Note 6 Acquisitions and disposals of subsidiaries).